Confidential Treatment Requested by Carbonite, Inc.
Exhibit 10.10B
SECOND AMENDMENT TO COLOCATION/INTERCONNECTION LICENCE
     This Second Amendment to Colocation/Interconnection License (hereinafter referred to as the “Second Amendment”) is made as of the 9th day of January 2008, by and between MARKLEY BOSTON, LLC (“Licensor”) and CARBONITE, INC. (“Licensee”).
W I T N E S S E T H:
     WHEREAS, Licensor and Licensee entered into that certain Colocation/Interconnection License dated August 30, 2006 (the “License”), for the license of approximately 323 square feet of rentable space in the Neutral Colocation Room on the fourth (4th) floor of the building (the “Building”) commonly known as One Summer Street, Boston, Massachusetts;
     WHEREAS, Licensor and Licensee entered into that First Amendment to Colocation/Interconnection License dated October 31, 2006 for the license of an additional 238 rentable square feet (together with the 323 square feet, collectively the “Existing Space”);
     WHEREAS, Licensor and Licensee now wish to change the terms of the License, increasing the Premises by an additional 1,500 rentable square feet as described below;
     NOW, THEREFORE, in furtherance of the foregoing, and in consideration of mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the License as follows:
     1. Upon execution of this Second Amendment, Licensee will pay to Licensor a Set-Up Fee of $[***] and additional Security Deposit of $[***] and an initial monthly fee of $[***] for the Temporary Cabinets as described below.
     2. Upon execution of this Second Amendment, Licensor will provide four (4) temporary cabinets in Suite D of the Building for Licensee’s temporary use (the “Temporary Cabinets”). Licensor’s technician will install, at Licensee’s sole cost and expense, two 30amp, 120v circuit drops above each of the temporary cabinets to which Licensee shall connect its equipment in a 2N configuration with one circuit primary and the second redundant. The monthly fee for use of the Temporary Cabinets shall be $[***] and shall include both the use of the Temporary Cabinets and the use of the power provided to the Temporary Cabinets. Licensor shall vacate the Temporary Cabinets within thirty days after the Completion Date as defined below.
     3. Licensor agrees, and Licensee acknowledges, that Licensor shall construct an additional caged space of 500 square feet in Suite 800 of the Building (“Additional Premises”) designed to accommodate up to 52.5kW. Licensee shall not use more than 52.5kW in the Additional Premises. Licensor shall install two-tier overhead racking for power and communications. Licensee shall also provide panels populated with twenty (20) primary 30amp, 120v circuit breakers and twenty (20) backup 30amp, 120v circuit breakers in a 2N configuration. Power shall not be backed up by UPS but will be supported by generator. Licensee is required to maintain the 2N configuration at all times and Licensor has the right to shut down one side of the power service at any time for maintenance or any other reason. Licensor shall have no liability to Licensee for any damages resulting from Licensee’s failure to maintain the 2N configuration.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.
Licensor shall install revenue grade metering devices to submeter Licensee’s consumed power (hereinafter referred to as “Licensor’s Work”). The power consumed by Licensee’s equipment and 100% of the power consumed by the CRAC units within the 2,490 square foot room in which the Additional Premises are located, so long as Licensee is the only occupant of such room, shall be passed through to Licensee at the building’s power rate with no mark up by Licensor. In the event that one or more licensees other than Licensee license space within the same room as the Additional Premises, Licensee shall be responsible for its prorated share of the power consumed by the CRAC units in the room, which shall be a percentage that is calculated by dividing Licensee’s full amount of reserved power capacity by the full amount of reserved power capacity of all the licensees in the room. The date on which Licensor’s Work is completed shall be the “Completion Date.” In the even that the Completion Date has not occurred on or before February 14, 2008, Licensor will supply up to four (4) additional temporary cabinets for a fee of $[***] per month per cabinet which shall become part of the Temporary Cabinets referenced above. In the event that the Completion Date has not occurred on or before March 15, 2008, Licensee shall receive a credit of one day’s worth of Base Fees for each day after March 15, 2008 that the Completion Date has not occurred.
     4. As of the Completion Date the Base Fees under the License shall be increased by $[***] per month in consideration of the Licensee’s possession of the Additional Premises (bringing the total Base Fee under the License up to $[***] per month, provided that the Temporary Cabinets have been returned to Licensor).
     5. On or about June 1, 2008, Landlord shall deliver an additional 500 square feet of caged space (the “First Expansion Premises”) on the same terms and conditions as the Additional Premises. Upon delivery of the First Expansion Premises, Licensee shall pay an additional Set-Up fee of $[***] and additional Security Deposit of $[***]. Upon delivery of the First Expansion Premises, the monthly Base Fee shall be increased by an additional $[***] (bringing the total Base Fee under the License up to $[***] per month until the Existing Space Termination Date, defined below, has occurred). Within forty-five (45) days of the delivery of the First Expansion Premises Licensee shall vacate and surrender the Existing Space to Licensor Licensee shall have no future rights or obligations with regard to the Existing Space. The date on which Licensee vacates the Existing Space shall be the “Existing Space Termination Date”. Should Licensee fail to surrender the Existing Space as required above, Licensee shall be considered to be holding over and subject to the hold-over remedies of Licensor provided in Section 2.1 of the License. On the Existing Space Termination Date, the Base Fee under the License shall be reduced to $[***] per month.
     6. On September 1, 2008, Landlord shall deliver an additional 500 square feet of caged space (the “Second Expansion Premises”) on the same terms and conditions as the Additional Premises. Licensee may elect to take the Second Expansion Premises at any time after June 1, 2008 and before September 1, 2008 by giving at least 45 days written notice to Licensor of the date on which Licensee will take the Second Expansion Premises. Upon delivery of the Second Expansion Premises, Licensee shall pay an additional Set-Up fee of $[***] and additional Security Deposit of $[***]. Upon delivery of the Second Expansion Premises, the monthly Base Fee shall be increased by an additional $[***] (bringing the total Base Fee under the License up to $[***] per month, provided that the Existing Space Termination Date has occurred).

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Carbonite, Inc.
     7. Licensee shall have a right of first refusal on the 990 square feet of space that is contiguous to the Additional Premises, First Expansion Premises and Second Expansion Premises (the “Contiguous Space”). Before offering the Contiguous Space to any third party, Licensor shall notify Licensee of its intent to offer the Contiguous Space and the terms of such offer. Licensee shall have the option of accepting the Contiguous Space on the same terms and conditions being offered by Licensor. Should Licensee choose to accept the Contiguous Space on such terms, it shall give written notice to Licensor of its intent to take the Contiguous Space within ten (10) business days of notice of Licensor’s intent to offer the Contiguous Space and an amendment shall be executed adding the Contiguous Space to the Premises under the License. If Licensee declines the Contiguous Space, or if Licensee fails to respond to the notice of intent to offer the Contiguous Space, Licensor’s obligation to first offer the Contiguous Space to Licensee will be extinguished.
     8. There shall be no Cross-Connection charges for Cross-Connections between the Premises licensed by Licensee. As of the Completion Date, however, the Cross-Connect Fees for all other Cross-Connections under the License shall be as follows:

Connection	Monthly Fee (per
Type	connection)	Set-Up Fee
Fiber Cross Connects	$[***] per cross connect	$[***] Cabling Fee per two-port fiber connection

Coax Cross Connects	$[***] per cross connect	$[***] Cabling Fee per cross-connect

Copper and Ethernet Cross Connects	$[***] per cross connect	$[***] Cabling Fee per cross-connect

Disconnects Fiber/Coax		One Time NRC
     9. All fees under the License as amended by the First Amendment and this Second Amendment shall escalate by [***]% on each anniversary of the Completion Date.
     10. Notwithstanding anything contained in the License to the contrary, the term of the License shall be extended to end on August 31, 2013.
     11. The License is hereby ratified and confirmed and, as modified by this Second Amendment, shall remain in full force and effect. All references appearing in the License and in any related instruments shall be amended and read thereafter to be references to the License as further amended by this Second Amendment. All terms which are defined in the License shall have the same meanings when used in this Second Amendment (unless a contrary intent is clearly indicated from the context herein).

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be duly executed by its duly authorized officer as an instrument under seal as of the day and year first above written.

LICENSEE: CARBONITE, INC.
By:	/s/ Andrew P. Keenan
	Name:	Andrew P. Keenan
	Title:	CFO

LICENSOR: MARKLEY BOSTON, LLC
By:	/s/ Jeffrey D. Markley
	Name:	Jeffrey D. Markley
	Title:	Manager